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                                                                   EXHIBIT 10.28

                        CONSENT AND AMENDMENT AGREEMENT


          This Consent and Amendment Agreement (the "Agreement") is entered into this 28th day of February, 1997 by and among Genomica Corporation, a Delaware corporation (the "Company") and the undersigned holders of the Company's capital stock (each a "Holder" and collectively, the "Holders").

          WHEREAS, the Company and the Holders are parties to the following agreements setting forth certain rights and obligations of such parties with respect to the Company's capital stock and voting rights in respect thereof:

               (i) that certain Registration Rights Agreement dated as of March 22, 1996 by and among the Company and Harris and Harris Group, Inc. ("Harris"), Falcon Technology Partners, L.P. ("Falcon"), Cold Spring Harbor Laboratory ("CSH"), John Maroney ("Maroney"), James L. Rathmann ("JRathmann"), Margaret C. Rathmann ("MRathmann"), Sally A. Rathmann ("SRathmann") Laura Jean Rathmann ("LRathmann") Richard G. Rathmann ("RRathmann" and collectively with JRathmann, MRathmann, SRathmann and LRathmann, the "Rathmann Family"), Thomas G. Marr ("Marr"), Jacqueline Salit ("Salit"), Steven Cozza ("Cozza") and Donald Fisher ("Fisher") (the "Registration Rights Agreement");

               (ii) those certain Common Stock Acquisition Agreements, each dated as of March 22, 1996 by and between the Company and each of Harris, CSH, Maroney, the Rathmann Family, Marr, Salit, Cozza and Fisher (the "Common Stock Agreements");

               (iii) those certain Founders Agreements, each dated as of March 22, 1996 by and between the Company and each of Marr, Salit, Cozza and Fisher (the "Founders Agreements"); and

               (iv) those certain Stockholders Agreements, each dated as of March 22, 1996 by had between the Company and each of CSH, Maroney, JRathmann, MRathmann, SRathmann, LRathmann and RRathmann (the "Stockholders Agreements") (each of the Registration Rights Agreement, the Common Stock Agreements, the Founders Agreements and the Stockholders Agreements are hereinafter collectively referred to as the "Operative Agreements"); and

          WHEREAS, the Company desires to issue and sell from time to time shares of its Preferred Stock, par value $.001 per share ("Preferred Stock"), including but not limited to Shares of its Series A Convertible Preferred Stock (the "Series A Preferred"); and

          WHEREAS, each of the Holders acknowledge and agree that upon the issuance and sale of such Series A Preferred, it is in the best interests of the Company that the purchaser(s)
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of such Series Preferred stock shall be bound by, and have all the rights and benefits in and to, the Operative Agreements.

          NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows.

               1. Any and all purchasers of Series A Preferred, and any affiliate thereof, who agree to be bound by the terms thereof (including such affiliates, "Subsequent Series A Purchasers") shall be bound by, shall have all the rights and benefits in and to, the Registration Rights Agreement as if such purchasers were a "Purchaser" of "Preferred Shares," as such terms are defined in the Registration Rights Agreement on the date thereof

               2. Any and all Subsequent Series A Purchasers who agree to be bound by the terms thereof shall be bound by and shall have all the rights and benefits in and to: (i) Sections 6, 7 and 9 through 19 of each of the Founders Agreements; (ii) Sections 3 through 14 of the Stockholders Agreement by and among the Company and JRathmann, MRathmann, SRathmann, LRathmann and RRathmann (the "Rathmann Stockholders Agreement"); and (iii) Sections 2, 3 and 5 through 15 of each of the Stockholders Agreements between the Company and each of CSH and Maroney (the "CSH Stockholders Agreements"); in each case as if such purchasers were a "Purchaser" as such term is defined in such agreements on the date thereof.

               3. (a) Section 4(b)(3) of each of the Common Stock Agreements is hereby amended by deleting such section in its entirety and replacing it with the following two sections:

          "(3) In the event that all of the Offered Shares are not elected to be purchased by the holders Company's capital stock which have similar rights to purchase the Offered Shares (including Purchaser, the "Similar Offerees"), no later than the second business day after the expiration of the 20-day period referred to in clause (2) above, the Company shall offer in writing (the "Second Notice") to each Similar Offeree which offered to purchase Offered Shares an option to purchase its Proportionate Share (as defined below) of the Offered Shares not elected to be purchased by the Similar Offerees. Within five (5) days after the receipt by Purchaser of the Second Notice or attempted delivery during working hours to his address shown on the books of the Company (such date is referred to as the "Second Receipt Date"), the Purchaser, by delivering a written notice to the Company (the "Second Reply"), may elect to purchase, at the price and on the terms specified in the original Notice, its Proportionate Share of the Offered Shares. As used herein, "Proportionate Share" equals the total number of Offered Shares not elected to be purchased by the Similar Offerees multiplied by a fraction, the numerator of which is the number of shares (on a fully-diluted basis) of Common Stock then held by Purchaser, and the denominator of which is the sum of all shares (on a fully-diluted basis) of Common Stock then held by all Similar Offerees delivering a Second Reply.

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          "(4) During the ninety- (90-) day period following the period required in clause (3) above, the Company may sell up to the number of shares of equity securities not elected to be purchased as provided in clauses (2) and (3) above, at the price specified in the Notice or at a higher price on substantially the same terms or less favorable terms to the purchasers thereof."

               (b) If shares of the Company's equity securities are offered pursuant to Article Fourth, Section C.6. of the Company's Certificate of Incorporation ("Offered Securities") to holders of the Series A Preferred and less than all of such Shares are purchased by such holders, then no later than the second business day after the expiration of the 10-day period referred to in Article Fourth, Section C.6(b) of the Company's Certificate of Incorporation, the Company shall offer in writing (the "Second Notice") to each person who has similar rights to purchase the Offered Securities (including the holders of Series A Preferred and Subsequent Series A Holders, the "Similar Offerees") which offered to purchase Offered Securities, an option to purchase its Proportionate Share (as defined below) of the Offered Securities which were not elected to be purchased by the holders of Series A Preferred. Within five (5) days after the receipt by each of the Similar Offerees of the Second Notice or attempted delivery during working hours to his/her/its address shown on the books of the Company (such date is referred to as the "Second Receipt Date"), each Similar Offeree, by delivering a written notice to the Company (the "Second Reply"), may elect to purchase, at the price and on the terms specified in the original Notice, its Proportionate Share of the Offered Securities. As used herein, "Proportionate Share" equals the total number of Offered Securities not elected to be purchased by the holders of the Series A Preferred multiplied by a fraction, the numerator of which is the number of shares (on a fully-diluted basis) of Common Stock then held by such Similar Offeree, and the denominator of which is the sum of all shares (on a fully-diluted basis) of Common Stock then held by all Similar Offerees delivering a Second Reply.

               (c) If shares of the Company's equity securities are offered pursuant to Section 4(b) of the Common Stock Agreements (as amended hereby) ("Secondary Offered Securities ") to holders of the Company's Common Stock and less than all of such shares are purchased by such holders, then no later than the second business day after the expiration of the 5-day period referred to in
Section 4(b)(3) of the Common Stock Agreements (as amended hereby), the Company shall offer in writing (the "Third Notice") to the holders of Series A Preferred and Subsequent Series A Holders (the "Secondary Offerees), an option to purchase its Secondary Proportionate Share (as defined below) of the Secondary Offered Securities which were not elected to be purchased by such holders of Common Stock. Within five (5) days after the receipt each of the Secondary Offerees of the Third Notice or attempted delivery during working hours to his/her address shown on the books of the Company (such date is referred to as the "Third Receipt Date"), each Similar Offeree, by delivering a written notice to the Company (the "Third Reply"), may elect to purchase, at the price and on the terms specified in the Third Notice, its Secondary Proportionate Share of the Secondary Offered Securities. As used herein, "Secondary Proportionate Share" equals the total number of Secondary Offered Securities not

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elected to be purchased by the holders of the Common Stock multiplied by a fraction, the numerator of which is the number of shares (on a fully-diluted basis) of Series A Preferred then held by such Secondary Offeree, and the denominator of which is the sum of all shares (on a fully-diluted basis) of Series A Preferred then held by all Secondary Offerees delivering a Third Reply.

               4. Section 9(A) of each of the Founders Agreements, Section 4(A) of the Rathmann Stockholders Agreement and Section 5(A) of each of the CSH Stockholders Agreements are hereby amended by deleting the following clauses:

          "(A) the Corporation's Board of Directors has adopted a resolution of the Board of Directors approving the sale of the Corporation to any person (such person, the "Acquiring Entity"), whether by merger, consolidation, sale of all or substantially all of the Corporation's assets or sale of all of the outstanding capital stock (such sale, an "Approved Sale")..."

and replacing them with the following:

          "(A) Subject to Article Fourth, Section C.5. of the Company's Restated Certificate of Incorporation, if the Corporation's Board of Directors, including a majority of the directors elected solely by the holders of the Company's Series A Convertible Preferred Stock, has adopted a resolution of the Board of Directors approving the sale of the Corporation to any person (such person, the "Acquiring Entity"), whether by merger, consolidation, sale of all or substantially all of the Corporation's assets or sale of all of the outstanding capital stock and pursuant to the Corporation's Certificate of Incorporation, a sufficient number shares have approved such transaction (such sale, an "Approved Sale")..."

               5. Except as specifically provided herein, each of the Operative Documents shall remain in full force and effect.

               6. The Company agrees that it shall not sell any Series A Preferred to any person who does not agree to be bound by the terms of the Operative Documents.

          IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date above written.

                                    GENOMICA CORPORATION


                                    By:  /s/ James L. Rathmann
                                         --------------------------------------
                                    James L. Rathmann
                                    President

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                                    FALCON TECHNOLOGY PARTNERS, L.P.


                                    By:    /s/ James L. Rathmann
                                       ----------------------------------------
                                    James L. Rathmann
                                    General Partner


                                    HARRIS & HARRIS GROUP, INC.


                                    By:    /s/ David C. Johnson Jr.
                                       ----------------------------------------
                                    David C. Johnson Jr.


                                    COLD SPRING HARBOR LABORATORY


                                    By:    /s/ G. Morgan Browne
                                       ----------------------------------------
                                    G. Morgan Browne
                                    Administrative Director


                                           /s/ John Maroney
                                    -------------------------------------------
                                    John Maroney



                                           /s/ James L. Rathmann
                                    -------------------------------------------
                                    James L. Rathmann


                                           /s/ Margaret C. Rathmann
                                    -------------------------------------------
                                    Margaret C. Rathmann


                                           /s/ Sally A. Rathmann
                                    -------------------------------------------
                                    Sally A. Rathmann


                                           /s/ Laura Jean Rathmann
                                    -------------------------------------------
                                    Laura Jean Rathmann

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                                           /s/ Richard G. Rathmann
                                    -------------------------------------------
                                    Richard C. Rathmann


                                           /s/ Thomas G. Marr
                                    -------------------------------------------
                                    Thomas G. Marr


                                           /s/ Jacqueline Salit
                                    -------------------------------------------
                                    Jacqueline Salit


                                          /s/ Steven Cozza
                                    -------------------------------------------
                                    Steven Cozza

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